[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

MFS(R) BOND FUND
SEMIANNUAL REPORT o OCTOBER 31, 1998

DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 36)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve
3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web:
WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Kurinsky]
    Geoffrey L. Kurinsky

For the six months ended October 31, 1998, Class A shares of the Fund provided a total return of 0.74%, Class B shares 0.44%, Class C shares 0.45%, and Class I shares 0.91%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 6.40% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. It is not possible to invest directly in an index.

Q. COULD YOU TALK ABOUT SOME OF THE THINGS THAT HAVE AFFECTED PERFORMANCE OVER THE PAST FEW MONTHS?

A. The Fund hasn't performed as well as it might have because we had an overweighting in the investment-grade corporate market as well as a pretty significant high-yield exposure. Yield spreads to comparable-maturity U.S. Treasuries widened significantly in these markets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We did, however, take some steps to protect the portfolio from this trend. For example, we raised our Treasury and mortgage allocations from about 20% to about 40% during the June-to-September period. Now we are at the point where we are selectively redeploying funds back into the high-grade corporate and high-yield markets because we think it's a good opportunity to add exposure to companies that have strong credit fundamentals.

Q. WHAT'S YOUR VIEW OF THE FIXED-INCOME MARKETS IN GENERAL?

A. I think the market has been beaten up to the point where some good values have been created. Yield spreads in the high-yield and high-grade markets are as high as they've been since the last recession, in 1990-91. And we don't see a recession-type scenario taking place, so in terms of their fundamental valuations, the markets have become much more attractive.

Q. WHAT ABOUT OVERSEAS MARKETS?

A. We still have no exposure to nondollar bonds. Our view is that the United States, with yields higher than most of Europe, is still the most attractive place to be.

Q. WHAT KIND OF INDUSTRIES ARE YOU CONCENTRATING ON NOW?

A. We continue to focus on the media and entertainment sector, which has been benefiting from consolidations in the past few years. Companies are using increased revenue streams to retire the debt they took on during the asset-accumulation phase. As a result, their credit quality continues to improve. Credits that have risen from the top of the below-investment-grade range to the lowest rung of investment-grade status should continue their ascent. Big names in the portfolio include Telecommunications, Inc., Time Warner, News America Holdings, Continental Cablevision, and Qwest Communications, a recent addition.

Q. ANY OTHER INDUSTRIES WORTH MENTIONING?

A. We continue to have about 15% of assets in the utility sector, to which we've added Calenergy. The company recently acquired MidAmerica Energy Holdings, and we think the combined entity has an investment-grade profile. This puts it into the category of crossover bonds that don't have investment-grade ratings yet but that we expect to be upgraded in the next 12 to 18 months. Buying crossover bonds is a core strategy of the Fund. In this area, we've also added significant positions in Owens Illinois and Federal Mogul to holdover crossovers Tenant Healthcare and Columbia Healthcare. Columbia is still involved in litigation with the federal government based on a host of issues. It's an investment-grade credit, but because of this litigation it's priced at high-yield levels, and we think that, on a risk-return basis, it makes a lot of sense. As Columbia settles its litigation in the next two to three years, we believe the market will re-evaluate it as being truly investment grade.

Q. WHAT ABOUT INDUSTRIES YOU MIGHT BE AVOIDING?

A. We continue to stay away from bank and finance companies, given our view that it's too early to tell how the economic slowdown will affect these issuers' credit quality.

Q. WHAT IS THE FUND'S DURATION, THAT IS, ITS SENSITIVITY TO CHANGES IN INTEREST RATES?

A. The duration of the portfolio continues to be longer than its normal 5.8 to
   5.9 years. The Fund is about 10% longer than that, at 6.6 years. This reflects our general view that further Federal Reserve Board easing of monetary policy should cause long-term rates to move a little lower.

Q. SINCE INFLATION IS AN IMPORTANT ELEMENT IN THE BOND MARKET ENVIRONMENT, WHAT'S YOUR VIEW THERE?

A. We really don't see any inflation pressures anywhere. We're continuing to find manufacturing overcapacity globally and retailers have little pricing power. Producer prices, that is, prices for goods at the early stages of production such as crude and intermediate goods, are still declining. The only place we've seen any pressure is in the employment cost index, which suggests that wages are growing at 3 1/2% to 4%. But other forces, such as lower commodity prices and companies' cost cutting have been able to squeeze out most of that inflationary pressure. Also, with the Asian situation starting to improve, we're seeing Asian countries actually export goods to the United States, and with the devaluation of their currencies we're seeing import-price deflation from these countries. For example, South Korean car companies haven't been able to sell cars in South Korea or Japan. This has put pressure on prices of lower-priced cars in the U.S. market because lower prices for imports require U.S. manufacturers to keep their prices low to stay competitive.

Q. WHAT KIND OF ENVIRONMENT DO YOU SEE GOING FORWARD?

A. It looks like the fixed-income markets are going to continue to be volatile for a few months. The corporate market is going to have tremendous supply. With interest rates as low as they have been since the 1960s, companies can issue bonds at 6%, which they have not been able to do for a long time. Also, the markets are trying to figure out whether the economy is going to weaken and, if it does, how bad it will be. We don't know the answer yet because the effects of the Asian slowdown haven't worked their way through the whole economy. In the first quarter of next year we'll know more, but as long as people are comfortable with the idea that we're not going into a recession and that any slowdown is not as bad as they feared, then the spread markets (that is, the markets with higher yield spreads over Treasuries) will start to improve. So we think it's a time to be very selective and to focus on sectors. If the economy does slow down, cyclical industries such as paper, chemicals, and oils are going to be hurt. The Fund is actually somewhat more defensively positioned now, with our media and entertainment and utility holdings, which aren't overly affected by economic cycles, dominating our sector holdings.

Q. FINALLY, AS YOU KNOW, 1999 MARKS THE 75th ANNIVERSARY OF MASSACHUSETTS INVESTORS TRUST (MIT), THE FIRST MFS FUND AND, IN FACT, THE NATION'S FIRST MUTUAL FUND. HOW DO YOU SEE THIS FUND FITTING INTO THE MIT/MFS TRADITION?

A. I think the thing to remember is that a whole lot of companies are offering bond funds, but not a lot of them have been through many economic cycles. This Fund goes back to 1974 and, since then, we've been though a lot of up and down cycles, seeing the same types of things our equity funds have on the stock side. That is, we've seen difficult markets before, and we believe we have a good record of managing through them over the long term.

   /s/ Geoffrey L. Kurinsky
       Geoffrey L. Kurinsky
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. KURINSKY IS A SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) BOND FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, MFS(R) BOND SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST
   (SM), AND ALSO MANAGES THE U.S. HIGH-GRADE FIXED-INCOME PORTIONS OF MFS(R) TOTAL RETURN FUND AND MFS(R) GLOBAL ASSET ALLOCATION FUND.

   HE JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993.

   MR. KURINSKY IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND EARNED AN M.B.A. IN FINANCE FROM BOSTON UNIVERSITY.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                          TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. AS A
                          SECONDARY OBJECTIVE, THE FUND STRIVES TO PROTECT
                          SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    MAY 8, 1974

CLASS INCEPTION:          CLASS A  MAY 8, 1974
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

SIZE:                     $1.1 BILLION NET ASSETS AS OF OCTOBER 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1998

CLASS A

                                       6 Months       1 Year       3 Years       5 Years  10 Years/Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                 +0.74%        +3.93%       +21.61%       +35.85%       +136.74%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                --         +3.93%       + 6.74%       + 6.32%       +  9.00%
-------------------------------------------------------------------------------------------------------
SEC Results                                --         -1.01%       + 5.02%       + 5.29%       +  8.47%
-------------------------------------------------------------------------------------------------------

CLASS B

                                       6 Months       1 Year       3 Years       5 Years  10 Years/Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                 +0.44%        +3.15%       +18.97%       +30.88%       +127.77%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                --         +3.15%       + 5.96%       + 5.53%       +  8.58%
-------------------------------------------------------------------------------------------------------
SEC Results                                --         -0.75%       + 5.08%       + 5.24%       +  8.58%
-------------------------------------------------------------------------------------------------------

CLASS C

                                       6 Months       1 Year       3 Years       5 Years  10 Years/Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                 +0.45%        +3.25%       +19.10%       +31.38%       +128.82%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                --         +3.25%       + 6.00%       + 5.61%       +  8.63%
-------------------------------------------------------------------------------------------------------
SEC Results                                --         +2.28%       + 6.00%       + 5.61%       +  8.63%
-------------------------------------------------------------------------------------------------------

CLASS I

                                       6 Months       1 Year       3 Years       5 Years  10 Years/Life
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                 +0.91%        +4.28%       +22.44%       +36.82%       +138.26%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                --         +4.28%       + 6.98%       + 6.47%       +  9.07%
-------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

PORTFOLIO STRUCTURE

                  High-Grade Corporates         47.6%
                  U.S. Treasuries               21.6%
                  Mortgage Backed               13.3%
                  High-Yield Corporates         12.6%
                  Yankee                         1.8%
                  Emerging Markets               1.3%
                  Asset Backed                   1.2%
                  Other                          0.6%

Portfolio information is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS - October 31, 1998

Bonds -- 97.3%
--------------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
ISSUER                                                                   (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 58.6%
  Aerospace - 0.5%
    B E Aerospace, Inc., 8s, 2008                                             $ 3,085     $    2,884,475
    Northrup Grumman Corp., 9.375s, 2024                                        2,200          2,538,624
                                                                                          --------------
                                                                                          $    5,423,099
--------------------------------------------------------------------------------------------------------
  Airlines - 4.1%
    Airplane Pass-Through Trust, 10.875s, 2019+                               $ 1,500     $    1,594,485
    Continental Airlines Pass-Through Trust, 6.41s, 2007                        1,000            959,630
    Continental Airlines Pass-Through Trust, 6.648s, 2017                       2,300          2,219,086
    Continental Airlines Pass-Through Trust, 7.461s, 2015                         987          1,014,804
    Continental Airlines, Inc., 9.5s, 2001- 2013                               10,374         11,456,917
    Continental Airlines, Inc., 10.22s, 2014                                    5,219          6,087,187
    Jet Equipment Trust, 8.64s, 2012##                                          1,970          2,211,059
    Jet Equipment Trust, 10.69s, 2015##                                         2,390          3,003,155
    Jet Equipment Trust, 11.44s, 2014##                                         3,500          4,666,865
    Northwest Airlines, Inc., 7.625s, 2005                                      4,300          4,061,049
    Northwest Airlines, Inc., 8.7s, 2007                                        2,370          2,417,234
    United Airlines Pass-Through Trust, 7.27s, 2013+                            6,385          6,368,112
                                                                                          --------------
                                                                                          $   46,059,583
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Jones Apparel Group, Inc., 6.25s, 2001##                                  $ 5,490     $    5,541,332
--------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Federal Mogul Corp., 7.5s, 2004                                           $ 3,345     $    3,367,144
    Federal Mogul Corp., 7.75s, 2006                                            1,155          1,110,047
                                                                                          --------------
                                                                                          $    4,477,191
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.8%
    ADVANTA Corp., 6.9s, 1999                                                 $ 9,475     $    9,378,639
    ADVANTA Corp., 6.925s, 2002                                                 2,475          2,248,216
    BCI US Funding Trust 1, 8.01s, 2049##                                       4,800          4,054,080
    Capital One Financial Corp., 7.25s, 2003                                    2,675          2,808,991
    Colonial Capital II, 8.92s, 2027                                            2,140          2,443,966
    First Chicago NBD Institutional Capital, 7.95s, 2026##                      1,300          1,373,853
    MBNA Capital, 8.278s, 2026                                                  6,450          6,638,340
    Providian National Bank, 6.7s, 2003                                         3,650          3,659,526
    Riggs Capital II, 8.875s, 2027                                              2,655          2,766,457
    Riggs National Corp., 8.5s, 2006                                            1,250          1,304,325
    State Street Bank & Trust I, 7.94s, 2026##                                  2,450          2,774,943
    Washington Mutual Capital I, 8.375s, 2027                                   3,000          3,171,720
                                                                                          --------------
                                                                                          $   42,623,056
--------------------------------------------------------------------------------------------------------
  Building - 0.4%
    Building Materials Corp., 8.625s, 2006                                    $ 1,000     $      995,000
    Nortek, Inc., 9.25s, 2007                                                   2,110          2,099,450
    Owens Corning Fiberglass Corp., 9.9s, 2015##                                1,397          1,446,113
                                                                                          --------------
                                                                                          $    4,540,563
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Solutia, Inc., 7.375s, 2027                                               $11,150     $   10,525,489
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Fingerhut Cos., Inc., 7.375s, 1999                                        $ 1,600     $    1,625,152
    Hilfiger (Tommy) USA Inc., 6.5s, 2003                                       3,465          3,450,101
    Hilfiger (Tommy) USA Inc., 6.85s, 2008                                      2,565          2,520,523
    Kindercare Learning Centers, Inc., 9.5s, 2009                               3,825          3,652,875
    Nabisco, Inc., 6.375s, 2035                                                 2,270          2,292,972
    Protection One Alarm Monit Inc., 7.375s, 2005##                             6,485          6,478,839
    Revlon Consumer Products Corp., 8.625s, 2008##                              5,000          4,500,000
                                                                                          --------------
                                                                                          $   24,520,462
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.7%
    BCF LLC, 7.75s, 2026##                                                    $ 2,415     $    2,276,539
    Criimi Mae Commercial Mortgage Trust, 7s, 2011##                            2,700          2,565,844
    Merrill Lynch Mortgage Investors, Inc., 8.16s, 2022+                        2,000          1,992,500
    Merrill Lynch Mortgage Investors, Inc., 8.3s, 2011                            114            113,900
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                              122            122,246
    Merrill Lynch Mortgage Investors, Inc., 10s, 2011                             342            341,433
                                                                                          --------------
                                                                                          $    7,412,462
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.2%
    Capital One Bank, 6.7s, 2008                                              $ 5,975     $    5,731,877
    Contifinancial Corp., 7.5s, 2002                                            1,320            843,612
    Donaldson Lufkin & Jenrette, 6.5s, 2008                                     2,450          2,416,068
    First Empire Capital Trust I, 8.234s, 2027                                  5,675          6,258,049
    First Merchants Acceptance Corp., 9.5s, 2006**                              1,200            480,000
    GS Escrow Corp., 6.75s, 2001##                                             14,770         14,447,571
    GS Escrow Corp., 7.125s, 2005##                                             7,945          7,533,846
    Lehman Brothers, Inc., 7.5s, 2026                                           5,000          5,066,500
    Leucadia Capital Trust, 8.65s, 2027                                         2,000          2,188,920
    Natexis Ambs Co. LLC, 8.44s, 2049##                                         2,260          1,983,150
    United Companies Financial Corp., 7.7s, 2004                                1,300            912,522
                                                                                          --------------
                                                                                          $   47,862,115
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Boise Cascade Co., 7.43s, 2005                                            $ 5,000     $    4,905,100
    Georgia Pacific Corp., 7.25s, 2028                                          5,030          4,845,047
    Georgia Pacific Corp., 9.875s, 2021                                         7,850          8,942,641
    U.S. Timberlands, 9.625s, 2007                                              2,000          1,877,500
                                                                                          --------------
                                                                                          $   20,570,288
--------------------------------------------------------------------------------------------------------
  Healthcare/Hospitals - 1.1%
    Columbia/HCA Healthcare Corp., 6.5s, 1999                                 $ 1,650     $    1,643,862
    Columbia/HCA Healthcare Corp., 6.875s, 2001                                 1,200          1,172,304
    Columbia/HCA Healthcare Corp., 7.69s, 2025                                  8,230          7,024,799
    Tenet Healthcare Corp., 8.625s, 2003-2007                                   2,125          2,219,687
                                                                                          --------------
                                                                                          $   12,060,652
--------------------------------------------------------------------------------------------------------
  Industrial - 2.7%
    Burlington Industries, Inc. New, 7.25s, 2027                              $ 1,500     $    1,511,205
    Frontiervision Operating Partnership LP, 11s, 2006                          2,110          2,331,550
    Hasbro Inc., 5.6s, 2005                                                     1,333          1,331,014
    Lowes Cos., Inc., 6.875s, 2028                                              1,120          1,128,445
    Owens Illinois, Inc., 7.35s, 2008                                           6,000          5,954,940
    Owens Illinois, Inc., 7.5s, 2010                                            5,000          5,251,550
    Owens Illinois, Inc., 7.8s, 2018                                            7,000          7,056,490
    Tyco International Group SA, 6.125s, 2008##                                 5,335          5,284,691
                                                                                          --------------
                                                                                          $   29,849,885
--------------------------------------------------------------------------------------------------------
  Insurance - 2.9%
    Atlantic Mutual Insurance Company, 8.15s, 2028##                          $ 7,280     $    7,385,706
    Conseco, Inc., 6.4s, 2001                                                   3,985          4,018,155
    Fairfax Financial Holdings Limited, 7.375s, 2018                            3,100          2,952,874
    Providian Capital I, 9.525s, 2027##                                         5,750          6,168,658
    Safeco Capital Trust I, 8.072s, 2037                                       12,525         12,601,653
                                                                                          --------------
                                                                                          $   33,127,046
--------------------------------------------------------------------------------------------------------
  Media/Entertainment - 7.3%
    Circus Circus Enterprises, Inc., 6.45s, 2006                              $ 3,750     $    3,321,863
    Circus Circus Enterprises, Inc., 6.7s, 2096                                 3,000          2,769,180
    Circus Circus Enterprises, Inc., 7s, 2036                                   4,774          4,268,051
    Hearst Argyle Television, Inc., 7s, 2018                                    1,550          1,501,671
    Hearst Argyle Television, Inc., 7.5s, 2027                                 13,908         13,806,332
    News America Holdings, Inc., 8s, 2016                                       9,355          9,613,853
    News America Holdings, Inc., 9.5s, 2024                                     2,520          2,972,063
    News America Holdings, Inc., 10.125s, 2012                                  6,825          7,945,392
    Outdoor Systems, Inc., 8.875s, 2007                                         1,500          1,537,500
    Paramount Communications, Inc., 5.875s, 2000                                3,690          3,736,125
    Time Warner Entertainment Company LP, 8.375s, 2033                          4,620          5,401,658
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                          1,200          1,221,216
    Time Warner, Inc., 0s, to 2016, 8.3's, to 2036                              7,891          2,534,826
    Time Warner, Inc., 9.15s, 2023                                              4,340          5,438,193
    Viacom, Inc., 6.75s, 2003                                                  15,845         16,336,037
                                                                                          --------------
                                                                                          $   82,403,960
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    Bausch & Lomb, Inc., 6.5s, 2005                                           $ 2,505     $    2,534,008
    Bausch & Lomb, Inc., 7.125s, 2028                                           2,505          2,189,119
                                                                                          --------------
                                                                                          $    4,723,127
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    KCS Energy, 8.875s, 2008                                                  $ 1,125     $      810,000
    Mcdermott, Inc., 9.375s, 2002                                               2,670          2,878,207
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                                 2,550          2,480,436
                                                                                          --------------
                                                                                          $    6,168,643
--------------------------------------------------------------------------------------------------------
  Oils - 2.2%
    Husky Oil Ltd., 8.9s, 2028##                                              $ 6,420     $    6,323,700
    Lasmo USA, Inc., 6.75s, 2007                                                3,580          3,426,132
    Lasmo USA, Inc., 7.125s, 2003                                               1,874          1,934,905
    Lasmo USA, Inc., 8.375s, 2023                                               1,000          1,011,480
    Petroleum Geo Services ASA, 7.125s, 2028                                    5,875          5,314,584
    Seagull Energy Corp., 7.5s, 2027                                            2,686          2,305,098
    Sun Co., Inc., 9s, 2024                                                     1,950          2,192,346
    Transocean Offshore, Inc., 8s, 2027                                         1,985          2,036,709
    Wiser Oil Company Delaware, 9.5s, 2007                                      1,125            793,125
                                                                                          --------------
                                                                                          $   25,338,079
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    JDN Reality Corp., 6.95s, 2007                                            $ 3,300     $    3,113,088
--------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Dillards, Inc., 7.13s, 2018                                               $ 2,520     $    2,484,468
--------------------------------------------------------------------------------------------------------
  Steel - 0.2%
    Alaska Steel Holdings Corp., 9.125s, 2006                                 $ 2,500     $    2,575,000
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Marsh Supermarkets, Inc., 8.875s, 2007                                    $ 1,410     $    1,395,900
--------------------------------------------------------------------------------------------------------
  Telecommunications - 8.1%
    Century Communications Corp., 0s, 2008                                    $ 5,000     $    2,337,500
    Chancellor Media Corp., 8.75s, 2007                                         1,500          1,485,000
    Continental Cablevision, Inc., 11s, 2007                                   17,554         19,002,732
    Global Crossing Holdings Ltd., 9.625s, 2008##                               4,000          3,900,000
    Granite Broadcasting Corp., 8.875s, 2008                                    4,000          3,440,000
    MCI Worldcom, Inc., 7.55s, 2004                                             1,285          1,393,274
    Nextel International Inc., 0s, to 2003, 12.125's, to 2008                   2,000            740,000
    Pagemart Wireless, Inc., 0s, to 2003, 11.25's, to 2008                      1,000            515,000
    Qwest Communications International, Inc., 7.5s, 2008##                      4,000          4,050,000
    TCI Communications Financing III, 9.65s, 2027                               7,285          8,684,376
    TCI Communications Inc., 7.125s, 2028                                       2,825          2,970,318
    TCI Communications Inc., 8s, 2005                                           1,910          2,140,651
    Tele Communications, Inc., 7.375s, 2000                                    10,335         10,589,964
    Tele Communications, Inc., 7.875s, 2013                                     3,035          3,393,525
    TKR Cable, Inc., 10.5s, 2007                                               10,000         10,984,800
    Turner Broadcasting Systems, Inc., 8.375s, 2013                               405            446,784
    United International Holdings, Inc., 0s, to 2003, 10.75's, to 2008##        4,000          1,800,000
    WorldCom, Inc., 8.875s, 2006                                               12,000         13,150,560
                                                                                          --------------
                                                                                          $   91,024,484
--------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    Federal Express Corp., 7.65s, 2014                                        $ 2,956     $    3,078,112
--------------------------------------------------------------------------------------------------------
  Utilities -- Electric - 11.1%
    AEP Generating, 9.82s, 2022                                               $   348     $      453,431
    BVPS II Funding Corp., 8.89s, 2017                                         10,569         12,275,154
    CalEnergy Co., Inc., 7.23s, 2005                                            2,635          2,663,511
    CalEnergy Co., Inc., 7.52s, 2008                                            3,950          3,986,972
    CalEnergy Co., Inc., 7.63s, 2007                                            4,150          4,238,727
    CalEnergy Co., Inc., 9.875s, 2003                                           3,000          3,304,110
    Cleveland Electric Illuminating Co., 9s, 2023                               5,448          5,959,567
    Comed Financing II, 8.5s, 2027##                                            2,500          2,633,700
    Commonwealth Edison Co., 6.95s, 2018                                        4,075          4,080,094
    Commonwealth Edison Co., 7.625s, 2007                                       1,805          1,956,367
    Connecticut Light & Power Co., 6.125s, 2004                                 7,250          7,155,460
    Connecticut Light & Power Co., 8.59s, 2003                                  4,000          4,162,000
    Edison Mission Energy, 7.33s, 2008##                                          725            776,076
    El Paso Electric Co., 8.9s, 2006                                            1,710          1,907,488
    GGIB Funding Corp., 7.43s, 2011                                            12,173         12,835,392
    Montana Power Co., 7.875s, 2026                                             1,000          1,159,730
    Niagara Mohawk Power Corp., 7.625s, 2005                                    2,000          2,052,660
    Niagara Mohawk Power Corp., 7.75s, 2006                                     5,285          5,686,026
    Niagara Mohawk Power Corp., 8.5s, 2023                                      5,601          6,113,379
    Niagara Mohawk Power Corp., 8.75s, 2022                                     5,800          6,057,578
    North Atlantic Energy, 9.05s, 2002                                          2,500          2,602,475
    Northeast Utilities, 8.58s, 2006                                            2,537          2,749,952
    Salton Sea Funding Corp., 6.69s, 2000                                       1,253          1,266,979
    Salton Sea Funding Corp., 7.37s, 2005                                       2,467          2,628,585
    Salton Sea Funding Corp., 7.84s, 2010                                       3,925          4,554,962
    Salton Sea Funding Corp., 8.3s, 2011                                        1,500          1,680,540
    Seabrook Station -- Unit 1, 7.83s, 2019                                     7,272          8,236,744
    Texas Utilities Co., 6.375s, 2008                                           4,890          4,856,455
    Waterford 3 Funding Corp., 8.09s, 2017                                      6,280          6,870,069
                                                                                          --------------
                                                                                          $  124,904,183
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Coastal Corp., 7.42s, 2037                                                $ 1,680     $    1,669,584
    Coastal Corp., 7.75s, 2035                                                  1,000          1,044,270
    Louis Dreyfus Natural Gas Corp., 6.875s, 2007                               2,950          2,720,018
    NGC Corp. Capital Trust I, 8.316s, 2027                                     2,660          2,679,471
    Tennessee Gas Pipeline Co., 7s, 2028                                        1,635          1,573,687
    Tennessee Gas Pipeline Co., 7.625s, 2037                                    4,000          4,103,440
    Texas Gas Transmission Corp., 7.25s, 2027                                   4,645          4,775,571
                                                                                          --------------
                                                                                          $   18,566,042
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  660,368,308
--------------------------------------------------------------------------------------------------------
  Foreign Bonds - 4.4%
    Argentina - 0.4%
      Hidroelectrica Alicura, 8.375s, 1999 (Utilities - Electric)##           $ 4,325     $    4,173,625
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.4%
    National Republic of Bulgaria, 6.688s, 2024                               $ 5,940     $    4,158,000
--------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    British Columbia Province Canada, 5.375s, 2008                            $ 5,000     $    4,966,300
--------------------------------------------------------------------------------------------------------
  Chile - 0.8%
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)         $ 2,367     $    2,076,498
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities - Electric)##         6,500          6,568,835
                                                                                          --------------
                                                                                          $    8,645,333
--------------------------------------------------------------------------------------------------------
  Colombia - 0.3%
    Republic of Colombia, 8.75s, 1999                                         $   110     $      109,037
    Republic of Columbia, 8.82s, 2005                                           4,200          3,570,000
                                                                                          --------------
                                                                                          $    3,679,037
--------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Upm Kymmene Corp. 7.45s, 2027 (Forest and Paper Products)##               $ 3,300     $    3,606,669
--------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Corporacion Andina de Fomento 7.1s, 2003 (Banks and Credit Cos.)          $ 1,672     $    1,603,950
--------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)##                  $10,000     $    9,851,600
--------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011 (Industrial)##               $ 3,359     $    2,468,269
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Colt Telecom Group, 7.625s, 2008 (Telecommunications)                 DEM   3,400     $    1,806,218
    Telewest PLC, 9.625s, 2006 (Telecommunications)                           $ 5,000          4,862,500
                                                                                          --------------
                                                                                          $    6,668,718
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   49,821,501
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 1.4%
     Federal Home Loan Pc, 9.5s, 2001                                         $     4     $        3,655
     Federal National Mortgage Association, 6.5s, 2013                         15,529         15,756,968
                                                                                          --------------
                                                                                          $   15,760,623
--------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $   15,760,623
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 32.9%
  Government National Mortgage Association - 11.8%
    GNMA, 7s, 2022 - 2028 TBA                                                 $ 8,903     $    9,114,792
    GNMA, 7.5s, 2006 - 2028 TBA                                                76,075         78,332,582
    GNMA, 8s, 2024 - 2027 TBA                                                  33,868         35,117,151
    GNMA, 7.5s, 2023 - 2024                                                     2,228          2,294,749
    GNMA, 8s, 2025                                                              8,037          8,302,872
                                                                                          --------------
                                                                                          $  133,162,146
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 21.1%
    U.S. Treasury Bonds, 6.125s, 2027                                         $30,208     $   33,993,365
    U.S. Treasury Bonds, 6.375s, 2027                                          37,410         43,109,039
    U.S. Treasury Bonds, 8.5s, 2020                                            19,650         27,298,173
    U.S. Treasury Bonds, 11.25s, 2015                                           3,000          5,005,770
    U.S. Treasury Bonds, 12s, 2013                                             10,000         15,439,100
    U.S. Treasury Bonds, 12.375s, 2004                                         30,000         41,414,100
    U.S. Treasury Notes, 5.625s, 2008                                             970          1,045,631
    U.S. Treasury Notes, 6.5s, 2005 - 2006                                     15,000         16,816,740
    U.S. Treasury Notes, 8.75s, 2000                                           50,500         54,295,580
                                                                                          --------------
                                                                                          $  238,417,498
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $  371,579,644
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,101,218,791)                                             $1,097,530,076
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Pollution Control - 0.1%
    USA Waste Services, Inc., 7.125s, 2007 (Identified Cost $996,690)         $ 1,000     $    1,041,330
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
--------------------------------------------------------------------------------------------------------
                                                                              SHARES
--------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Primedia Incorporated, 8.625s                                              13,250     $    1,192,500
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    NB Capital Corporation, 8.35s##                                             4,000     $    4,220,000
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Tennessee Pipeline Co., 8.25s                                      30,000     $    1,635,000
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $6,811,750)                                       $    7,047,500
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,109,027,231)                                       $1,105,618,906

Other Assets, Less Liabilities - 2.0%                                                         22,093,229
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,127,712,135
--------------------------------------------------------------------------------------------------------
** Non-income producing security-in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below:

    DEM=Deutsche Marks

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
OCTOBER 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,109,027,231)       $1,105,618,906
  Cash                                                                 145,870
  Receivable for Fund shares sold                                    5,391,309
  Receivable for investments sold                                   11,290,575
  Interest and dividends receivable                                 20,880,065
  Other assets                                                          23,119
                                                                --------------
      Total assets                                              $1,143,349,844
                                                                --------------
Liabilities:
  Payable for Fund shares reacquired                            $    1,328,440
  Payable for investments purchased                                 13,007,027
  Net payable for forward currency exchange contracts
    closed or subject to master netting agreements                      47,665
  Payable for daily variation margin on open futures
    contracts                                                          624,375
  Payable to affiliates -
    Management fee                                                      23,719
    Shareholder servicing agent fee                                      6,985
    Distribution and service fee                                       300,669
    Administrative fee                                                     913
  Accrued expenses and other liabilities                               297,916
                                                                --------------
      Total liabilities                                         $   15,637,709
                                                                --------------
Net assets                                                      $1,127,712,135
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $1,140,438,924
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (3,767,772)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (9,729,719)
  Accumulated undistributed net investment income                      770,702
                                                                --------------
      Total                                                     $1,127,712,135
                                                                ==============
Shares of beneficial interest outstanding                         85,285,572
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $800,701,904 / 60,499,095 shares of
     beneficial interest outstanding)                               $13.23
                                                                    ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                               $13.89
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $248,653,685 / 18,847,027 shares of
     beneficial interest outstanding)                               $13.19
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $68,969,868 / 5,230,695 shares of
     beneficial interest outstanding)                               $13.19
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $9,386,678 / 708,755 shares of
     beneficial interest outstanding)                               $13.24
                                                                    ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                       $   39,332,954
  Dividends                                                             373,870
                                                                 --------------
      Total investment income                                    $   39,706,824
                                                                 --------------
  Expenses -
    Management fee                                               $    2,018,242
    Trustees' compensation                                               29,505
    Shareholder servicing agent fee                                     594,789
    Distribution and service fee (Class A)                            1,173,034
    Distribution and service fee (Class B)                            1,087,652
    Distribution and service fee (Class C)                              275,350
    Administrative fee                                                   78,695
    Custodian fee                                                       161,607
    Printing                                                             67,895
    Postage                                                              63,894
    Auditing fees                                                        33,330
    Legal fees                                                            2,881
    Miscellaneous                                                       433,857
                                                                 --------------
      Total expenses                                             $    6,020,731
    Fees paid indirectly                                               (134,535)
                                                                 --------------
      Net expenses                                               $    5,886,196
                                                                 --------------
        Net investment income                                    $   33,820,628
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $  (10,181,323)
    Foreign currency transactions                                       (98,973)
    Futures contracts                                                (1,948,695)
                                                                 --------------
        Net realized loss on investments and foreign currency
          transactions                                           $  (12,228,991)
                                                                 --------------
  Change in unrealized depreciation -
    Investments                                                  $  (15,779,396)
    Translation of assets and liabilities in foreign currencies         (42,139)
    Futures contracts                                                   (11,167)
                                                                 --------------
        Net unrealized loss on investments and foreign currency
          transactions                                           $  (15,832,702)
                                                                 --------------
          Net realized and unrealized loss on investments and
            foreign currency                                     $  (28,061,693)
                                                                 --------------
            Increase in net assets from operations               $    5,758,935
                                                                 ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                              OCTOBER 31, 1998             APRIL 30, 1998
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   33,820,628               $ 52,322,863
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (12,228,991)                17,700,400
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (15,832,702)                11,971,014
                                                                --------------               ------------
      Increase in net assets from operations                    $    5,758,935               $ 81,994,277
                                                                --------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (24,971,841)              $(41,223,494)
  From net investment income (Class B)                              (6,146,257)                (8,868,950)
  From net investment income (Class C)                              (1,544,066)                (1,588,648)
  From net investment income (Class I)                                (321,611)                  (641,771)
  In excess of net investment income (Class A)                            --                     (258,282)
  In excess of net investment income (Class B)                            --                      (55,568)
  In excess of net investment income (Class C)                            --                       (9,954)
  In excess of net investment income (Class I)                            --                       (4,021)
                                                                --------------               ------------
      Total distributions declared to shareholders              $  (32,983,775)              $(52,650,688)
                                                                --------------               ------------
Net increase in net assets from Fund share transactions         $  207,533,473               $223,753,431
                                                                --------------               ------------
      Total increase in net assets                              $  180,308,633               $253,097,020
Net assets:
  At beginning of period                                           947,403,502                694,306,482
                                                                --------------               ------------
  At end of period (including accumulated undistributed
    net investment income (accumulated distributions in
    excess of net investment income) of $770,702 and
    ($66,151), respectively)                                    $1,127,712,135               $947,403,502
                                                                ==============               ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                              SIX MONTHS ENDED          ----------------------------------------------------------------------
                              OCTOBER 31, 1998            1998            1997            1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $13.57          $13.04          $12.85          $12.71          $12.75          $14.39
                                        ------          ------          ------          ------          ------          ------
Income from investment
  operations# -
  Net investment income(S)              $ 0.45          $ 0.89          $ 0.94          $ 0.95          $ 0.98          $ 1.02
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.35)           0.55            0.18            0.15           (0.05)          (0.63)
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 0.10          $ 1.44          $ 1.12          $ 1.10          $ 0.93          $ 0.39
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.44)         $(0.91)         $(0.93)         $(0.94)         $(0.89)         $(1.06)
  From net realized gain on
    investments and foreign
    currency transactions                 --              --              --              --              --             (0.80)
  In excess of net investment
    income+++                             --             (0.00)           --              --              --             (0.02)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              --              --              --              --             (0.01)
  From paid-in capital                    --              --              --             (0.02)          (0.08)          (0.14)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(0.44)         $(0.91)         $(0.93)         $(0.96)         $(0.97)         $(2.03)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $13.23          $13.57          $13.04          $12.85          $12.71          $12.75
                                        ======          ======          ======          ======          ======          ======
Total return(+)                          0.74%++        11.36%           8.99%           8.67%           7.78%           2.12%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.96%+          0.98%           1.02%           1.00%           1.00%           0.96%
  Net investment income                  6.58%+          6.61%           7.12%           7.10%           7.91%           7.17%
Portfolio turnover                        142%            333%            446%            377%            306%            410%
Net assets at end of period (000
  omitted)                            $800,702        $708,021        $541,710        $514,892        $477,056        $459,311
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                 --              --              --              --            $ 0.97          $ 1.01
    Ratios (to average net assets):
      Expenses##                          --              --              --              --              1.10%           1.02%
      Net investment income               --              --              --              --              7.81%           7.10%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                              SIX MONTHS ENDED          ----------------------------------------------------------------------
                              OCTOBER 31, 1998            1998            1997            1996            1995           1994*
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $13.52          $12.99          $12.79          $12.69          $12.73          $14.99
                                        ------          ------          ------          ------          ------          ------
Income from investment
  operations# -
  Net investment income                 $ 0.40          $ 0.79          $ 0.83          $ 0.85          $ 0.88          $ 0.56
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.34)           0.54            0.19            0.13           (0.05)          (1.30)
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 0.06          $ 1.33          $ 1.02          $ 0.98          $ 0.83          $(0.74)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.39)         $(0.80)         $(0.82)         $(0.85)         $(0.80)         $(0.59)
  From net realized gain on
    investments and foreign
    currency transactions                 --              --              --              --              --             (0.80)
  In excess of net investment
    income+++                             --             (0.00)           --             (0.01)           --             (0.02)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              --              --              --              --             (0.01)
  From paid-in capital                    --              --              --             (0.02)          (0.07)          (0.10)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(0.39)         $(0.80)         $(0.82)         $(0.88)         $(0.87)         $(1.52)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $13.19          $13.52          $12.99          $12.79          $12.69          $12.73
                                        ======          ======          ======          ======          ======          ======
Total return                             0.44%++        10.52%           8.16%           7.90%           6.90%         (5.42)%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.67%+          1.68%           1.76%           1.81%           1.84%           1.83%+
  Net investment income                  5.89%+          5.90%           6.39%           6.29%           7.17%           6.39%+
Portfolio turnover                        142%            333%            446%            377%            306%            410%
Net assets at end of period (000
 omitted)                             $248,654        $187,905        $123,000        $102,914         $75,451         $33,413
  * For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                              SIX MONTHS ENDED          ----------------------------------------------------------------------
                              OCTOBER 31, 1998            1998            1997            1996            1995          1994**
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $13.52          $12.98          $12.79          $12.68          $12.72          $13.57
                                        ------          ------          ------          ------          ------          ------
Income from investment
  operations# -
  Net investment income                 $ 0.39          $ 0.78          $ 0.83          $ 0.85          $ 0.88          $ 0.29
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.33)           0.56            0.20            0.15           (0.05)          (0.90)
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 0.06          $ 1.34          $ 1.03          $ 1.00          $ 0.83          $(0.61)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.39)         $(0.80)         $(0.84)         $(0.85)         $(0.80)         $(0.22)
  In excess of net investment
    income+++                             --             (0.00)           --             (0.02)           --              --
  From paid-in capital                    --              --              --             (0.02)          (0.07)          (0.02)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(0.39)         $(0.80)         $(0.84)         $(0.89)         $(0.87)         $(0.24)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $13.19          $13.52          $12.98          $12.79          $12.68          $12.72
                                        ======          ======          ======          ======          ======          ======
Total return                             0.45%++        10.54%           8.27%           7.90%           7.00%           4.57%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.67%+          1.68%           1.74%           1.74%           1.75%           1.80%+
  Net investment income                  5.90%+          5.89%           6.44%           6.35%           7.17%           6.57%+
Portfolio turnover                        142%            333%            446%            377%            306%            410%
Net assets at end of period (000
  omitted)                             $68,970         $42,229         $20,003         $17,330          $8,171          $7,627
 ** For the period from the inception of Class C, January 3, 1994, through April 30, 1994.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED APRIL 30,
                                                        SIX MONTHS ENDED                 -----------------------------
                                                        OCTOBER 31, 1998                   1998                1997***
----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $13.58                 $13.05                 $13.15
                                                                  ------                 ------                 ------
Income from investment operations# -
  Net investment income                                           $ 0.47                 $ 0.94                 $ 0.31
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              (0.34)                  0.55                  (0.09)
                                                                  ------                 ------                 ------
      Total from investment operations                            $ 0.13                 $ 1.49                 $ 0.22
                                                                  ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.47)                $(0.96)                $(0.32)
                                                                  ------                 ------                 ------
  In excess of net investment income+++                             --                    (0.00)                  --
                                                                  ------                 ------                 ------
      Total distributions declared to shareholders                $(0.47)                $(0.96)                $(0.32)
                                                                  ------                 ------                 ------
Net asset value - end of period                                   $13.24                 $13.58                 $13.05
                                                                  ======                 ======                 ======
Total return                                                       0.91%++               11.72%                  1.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       0.66%+                 0.68%                  0.69%+
  Net investment income                                            6.86%+                 6.95%                  7.19%+
Portfolio turnover                                                  142%                   333%                   446%
Net assets at end of period (000 omitted)                         $9,387                 $9,249                 $9,593

*** For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than
    $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes only. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                 BASED ON GROSS INCOME
----------------------------------------    ------------------------------------
First $200 million                0.225%    First $20 million              2.75%
In excess of $200 million         0.191%    In excess of $20 million       2.34%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,705 for the six months ended October 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $249,571 for the six months ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum distribution fee will commence on such date as Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $205,822 for the six months ended October 31, 1998. Fees incurred under the distribution plan during the six months ended October 31, 1998, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,023 and $13,128 for Class B and Class C shares, respectively, for the six months ended October 31, 1998. Fees incurred under the distribution plan during the six months ended October 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 1998, were $8,639, $197,119, and $12,238 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                 SALES
-------------------------------------------------------------------------------
U.S. government securities                 $1,036,245,899        $  902,619,268
                                           --------------        --------------
Investments (non-U.S. government
securities)                                $  621,699,983        $  567,452,836
                                           --------------        --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,109,027,231
                                                                 --------------
Gross unrealized appreciation                                    $   17,500,559
Gross unrealized depreciation                                       (20,908,884)
                                                                 --------------
    Net unrealized depreciation                                  $   (3,408,325)
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED OCTOBER 31, 1998      YEAR ENDED APRIL 30, 1998
                                     -----------------------------------  -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          16,281,731      $219,373,856          21,939,268       $ 295,718,288
Shares issued to shareholders
  in reinvestment of
  distributions                       1,337,640        18,047,146           2,218,719          29,751,932
Shares reacquired                    (9,311,206)     (125,001,832)        (13,503,595)       (181,837,839)
                                     ----------      ------------         -----------       -------------
    Net increase                      8,308,165      $112,419,170          10,654,392       $ 143,632,381
                                     ==========      ============         ===========       =============

Class B Shares

                                      SIX MONTHS ENDED OCTOBER 31, 1998      YEAR ENDED APRIL 30, 1998
                                     -----------------------------------  -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           7,374,870      $ 99,027,766           9,328,954       $ 125,486,349
Shares issued to shareholders
  in reinvestment of
  distributions                         305,207         4,106,291             427,362           5,717,255
Shares reacquired                    (2,729,191)      (36,687,519)         (5,328,287)        (71,689,045)
                                     ----------      ------------         -----------       -------------
    Net increase                      4,950,886      $ 66,446,538           4,428,029       $  59,514,559
                                     ==========      ============         ===========       =============

Class C Shares

                                      SIX MONTHS ENDED OCTOBER 31, 1998      YEAR ENDED APRIL 30, 1998
                                     -----------------------------------  -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           2,490,591      $ 33,445,224           1,953,399       $  26,310,775
Shares issued to shareholders
  in reinvestment of
  distributions                          65,775           884,475              68,136             912,424
Shares reacquired                      (449,925)       (6,034,019)           (438,903)         (5,896,038)
                                     ----------      ------------         -----------       -------------
    Net increase                      2,106,441      $ 28,295,680           1,582,632       $  21,327,161
                                     ==========      ============         ===========       =============

Class I Shares

                                      SIX MONTHS ENDED OCTOBER 31, 1998      YEAR ENDED APRIL 30, 1998
                                     -----------------------------------  -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              12,345      $    166,822              48,181       $     651,134
Shares issued to shareholders
  in reinvestment of
  distributions                          23,819           321,637              48,360             648,152
Shares reacquired                        (8,611)         (116,374)           (150,414)         (2,019,956)
                                     ----------      ------------         -----------       -------------
    Net increase (decrease)              27,553      $    372,085             (53,873)      $    (720,670)
                                     ==========      ============         ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended October 31, 1998, was $5,044.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $47,665 with Merrill Lynch at October 31, 1998.

At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                        UNREALIZED
DESCRIPTION                                       EXPIRATION        CONTRACTS         POSITION        DEPRECIATION
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                 Dec 1998              140             Long           $ (31,034)
U.S. Treasury Bonds                                 Dec 1998              200             Long             (44,335)
U.S. Treasury Bonds                                 Dec 1998              500             Long            (237,675)
                                                                                                         ----------
                                                                                                         $(313,044)
                                                                                                         =========

At October 31, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Fund owned the following restricted securities (constituting .88% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                  DATE OF       PRINCIPAL
DESCRIPTION                                   ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.16s, 2022                                     6/22/94      $2,000,000      $1,386,250      $1,992,500
Airplane Pass-Through Trust,
  10.875s, 2019                                   3/13/96       1,500,000       1,500,000       1,594,485
United Airlines Pass-Through Trust,
  7.27s, 2013                                     1/30/96       6,384,712       6,380,692       6,368,112
                                                                                               ----------
                                                                                               $9,955,097
                                                                                               ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX) as of October 31, 1998, the related statement of operations for the six months then ended, the statement of changes in net assets for the six-month period ended October 31, 1998, and the year ended April 30, 1998, and the financial highlights for the six-month period ended October 31, 1998 and each of the years in the five-year period ended April 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

MFS(R) BOND FUND

TRUSTEES                                            SECRETARY
Richard B. Bailey* - Private Investor;              Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                           ASSISTANT SECRETARY
                                                    James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                    CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive       State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                   AUDITORS
                                                    Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                INVESTOR INFORMATION
                                                    For MFS stock and bond market outlooks, call
William J. Poorvu - Adjunct Professor, Harvard      toll free: 1-800-637-4458 anytime from a
University Graduate School of Business              touch-tone telephone.
Administration
                                                    For information on MFS mutual funds, call your
Charles W. Schmidt - Private Investor               financial adviser or, for an information kit,
                                                    call toll free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive                 from 9 a.m. to 5 p.m. Eastern time (or leave a
Vice President, Director, and Secretary,            message anytime).
MFS Investment Management
                                                    Investor Service
Jeffrey L. Shames* - Chairman, Chief                MFS Service Center, Inc.
Executive Officer, and Director,                    P.O. Box 2281
MFS Investment Management                           Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant            For general information, call toll free:
                                                    1-800-225-2606 any business day from
David B. Stone - Chairman and Director,             8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                               For service to speech- or hearing-impaired,
                                                    call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                  from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company            this service, your phone must be equipped with
500 Boylston Street                                 a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                    For share prices, account balances, and
DISTRIBUTOR                                         exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                         (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                 telephone.
Boston, MA 02116-3741
                                                    WORLD WIDE WEB
PORTFOLIO MANAGER                                   www.mfs.com
Geoffrey L. Kurinsky*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

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                                                                  U.S. Postage
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INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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